10.3 Third Amendment Agreement to Term Loan Agreement with First Union Bank of Connecticut

                            THIRD AMENDMENT AGREEMENT
                            -------------------------

            AGREEMENT, made as of March 20, 1998, to be effective as of December 31, 1997, between SEMICONDUCTOR PACKAGING MATERIALS CO., INC., a Delaware corporation, AMERICAN SILICON PRODUCTS, INC., a Delaware corporation, POLESE COMPANY, INC., a California corporation, RETCONN INCORPORATED, a Connecticut corporation, TYPE III, INC., a California corporation, S.T. ELECTRONICS, INC., a California corporation, SPM HOLDINGS CORPORATION, a Delaware corporation, and FIRST UNION NATIONAL BANK, a national banking association, successor in interest to First Union Bank of Connecticut.

                                   Background
                                   ----------

            A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated January 23, 1997, between Semiconductor Packaging Materials Co., Inc. and First Union Bank of Connecticut (as modified, amended, restated or supplemented from time to time, the "Credit Agreement")

            B. The Bank has extended the Loan to the Borrower in the aggregate principal amount of up to $36,000,000.

            C. On or about September 30, 1997, ASP Realty Company was merged into American Silicon Products, Inc.

            D. The Borrower has requested, among other things, that the Lender modify certain covenants contained in the Credit Agreement.

            E. The Lender has agreed to the requests of the Borrower subject to the terms and conditions of this Agreement.

                                    Agreement
                                    ---------

            In consideration of the foregoing Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

            1. Modifications to Credit Agreement. All of the terms and conditions contained in the Credit Agreement and the other Credit Documents shall remain in full force and effect except as follows:

      (a) Sections 9.8(a), 9.9, 9.10 and 9.11 of the Credit Agreement are deleted and the following are substituted therefor:

            9.8  Capital Expenditures.

                  (a) The Borrower,, on a consolidated basis, shall not make any capital expenditures in excess of $18,000,000 for the 1997 fiscal year (excluding any Capital Expenditures related to the Acquisition and incurred during the 1997 fiscal year), and in excess of $8,000,000 for each fiscal year thereafter.

            9.9 Fixed Charge Coverage Ratio. The Borrower, on a consolidated basis, shall maintain a Fixed Charge Coverage Ratio of not less than 1.2 to 1.0 for the fiscal year ending December 31, 1997 and, for each fiscal year end subsequent to December 31, 1997, the Borrower shall maintain a Fixed Charge Coverage Ratio of not less than an amount to be determined between the Borrower and the Lender; notwithstanding the foregoing, if the Borrower and the Lender are unable, prior to March 31, 1998 to agree to a Fixed Charge Coverage Ratio for subsequent fiscal years end, then such failure shall constitute an Event of Default hereunder.

            9.10 Maximum Leverage Ratio. The Borrower, on a consolidated basis, shall maintain: (a) as at March 31, 1997, June 30, 1997, and September 30, 1997, a Leverage Ratio of not greater than 2.50 to 1.00; (b) as at December 31, 1997, a Leverage Ratio of not greater than 3.25 to 1.00; and
      (c) for each fiscal year end subsequent to December 31, 1997, the Borrower shall maintain a Leverage Ratio of not greater than an amount to be determined between the Borrower and the Lender; notwithstanding the foregoing, if the Borrower and the Lender are unable, prior to March 31, 1998, to agree to a Leverage Ratio for subsequent fiscal years end, then such failure shall constitute an Event of Default hereunder.

            9.11. Interest Coverage Ratio. The Borrower, on a consolidated basis, shall maintain: (a) for the fiscal quarter ending March 31, 1997, an Interest Coverage Ratio of not less than 2.50 to 1.00; and (b) for the portion of the fiscal year ending June 30, 1997, and September 30, 1997, an Interest Coverage Ratio of not less than 3.75 to 1.00; (c) for the fiscal year ending December 31, 1997, an Interest Coverage Ratio of not less than 3.5 to 1.00; and (d) for each fiscal quarter and portion of the fiscal year ending on such quarter subsequent to December 31,1997, the Borrower shall maintain an Interest Coverage Ratio of not less than an amount to be determined between the Borrower and the Lender; notwithstanding the foregoing, if the Borrower and the Lender are unable, prior to March 31, 1998, to agree to an Interest Coverage Ratio for such subsequent periods, then such failure shall constitute an Event of Default hereunder.

      (b) The definition of "Lender" contained in Section 11 of the Credit Agreement is deleted and the following is substituted therefor:

            "Lender" shall mean First Union National Bank, a national banking association, and its successors and assigns.

            2. Modification Fee. In consideration of the Lender's execution, delivery and performance of this Agreement, the Borrower is simultaneously paying to the Lender a modification fee of $15,000 in immediately available funds (the "Modification Fee").

            3. Conditions Precedent. The obligation of the Lender under this Agreement is subject to the receipt and review, to the satisfaction of the Lender, of the following:

                  (a)   this Agreement duly executed by the parties hereto;

                  (b)   the consent of Fleet National Bank to this Agreement;

                  (c)   the Modification Fee; and

                  (d) such other agreements and instruments as the Lender deems necessary.

            4. Reaffirmation by the Borrower. The Borrower acknowledges that it is legally, validly and enforceably indebted to the Lender under the Revolving Note and the Term Note, without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Revolving Note, the Term Note, and the other Credit Documents. Except as modified by this Agreement, the Borrower hereby remakes all representations, warranties and covenants contained in the Credit Documents and acknowledges that the liens and security interests granted pursuant to the Security Documents encompass the indebtedness of the Revolving Note and the Term Note. The Borrower represents that except as described on Current Report on Form 8-K dated January 6, 1998 of the Borrower which was filed with the Securities and Exchange Commission, there are no pending, or to the Borrower's knowledge threatened, legal proceedings to which the Borrower is a party, which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower to conduct its business.

            5. Reaffirmation by the Subsidiary Guarantors. Each Subsidiary Guarantor acknowledges that it is legally and validly indebted to the Lender under the Subsidiary Guaranty without defense, counterclaim or offset, and affirms that the Subsidiary Guaranty remains in full force and effect and includes, without limitation, the indebtedness, liabilities and obligations arising under, or in any way connected with, the Credit Agreement, the Revolving Note, the Term Note, this Agreement and the other Credit Documents, whether now existing or hereafter arising.

            6. Other Representations by Borrower and Subsidiary Guarantors. The Borrower and each of the Subsidiary Guarantors represents and confirms that no Default or Event of Default has occurred and is continuing, and that the Lender has not given its consent to or waived any Default or Event of Default and the Credit Agreement and the other Credit Documents are in full force and effect and enforceable against the Borrower and the Subsidiary Guarantors in accordance with the terms thereof. The Borrower and each of the Subsidiary Guarantors represents and confirms that as of the date hereof, neither the Borrower nor any of the Subsidiary Guarantors has any claim or defense (and the Borrower and the Subsidiary Guarantors each hereby waives every claim and defense) against the Lender arising out of or relating to the Credit Agreement, this Agreement and the other Credit Documents or the making, administration or enforcement of the Revolving Note, the Term Note and the Loans and the remedies provided for under the Credit Agreements.

            7. Prejudgment Remedy Waiver: Waivers. THE BORROWER AND EACH OF THE SUBSIDIARY GUARANTORS ACKNOWLEDGES THAT THE LOANS AND THE TRANSACTIONS EVIDENCED BY THE REVOLVING NOTE, THE TERM NOTE, THE CREDIT AGREEMENT, THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS ARE COMMERCIAL TRANSACTIONS AND EACH WAIVES ITS RIGHTS TO NOTICE AND HEARING PRIOR TO THE ISSUANCE OF ANY PREJUDGMENT REMEDY, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. THE BORROWER AND EACH OF THE SUBSIDIARY GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

            8. Jury Trial Waiver THE BORROWER AND EACH OF THE SUBSDIARY GUARANTORS WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH, OR IN ANY WAY RELATED TO, THE FINANCING TRANSACTIONS OF WHICH THE CREDIT AGREEMENT, THE REVOLVING NOTE, THE TERM NOTE, THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS IS A PART OR THE ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS. THE BORROWER AND EACH OF THE SUBSIDIARY GUARANTORS ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY, VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMEFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

            9. Governing Law. The Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

The parties have executed this Agreement as of the date first written above.

                                                      Borrower:

                                            SEMICONDUCTOR PACKAGING
                                            MATERIALS CO., INC.

                                               By: /s/ Andrew A. Lozyniak
                                                   ----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            Subsidiary Guarantors:
                                            ----------------------

                                            AMERICAN SILICON PRODUCTS, INC.

                                               By: /s/ Andrew A. Lozyniak
                                                   ----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Assistant Treasurer and
                                                         Assistant Secretary


                                            POLESE COMPANY, INC.

                                               By: /s/ Andrew A. Lozyniak
                                                   ----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            RETCONN INCORPORATED

                                               By: /s/ Andrew A. Lozyniak
                                                   ----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            TYPE III, INC.

                                               By: /s/ Andrew A. Lozyniak
                                                   ----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            S.T. ELECTRONICS, INC.

                                               By: /s/ Andrew A. Lozyniak
                                                   ----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary

                                            SPM HOLDINGS CORPORATION

                                               By: /s/ Andrew A. Lozyniak
                                                   ----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            Lender:
                                            -------

                                            FIRST UNION NATIONAL BANK

                                               By: /s/ Kristin H. Murphy
                                                  ----------------------
                                                  Name:  Kristin H. Murphy
                                                  Title: Vice President